MUNIVEST
FUND II, INC.











FUND LOGO









Annual Report

October 31, 1995

This report, including the financial information herein, is transmitted to the shareholders of MuniVest Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders.









MuniVest Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011



MUNIVEST FUND II, INC.


The Benefits and
Risks of
Leveraging

MuniVest Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.



DEAR SHAREHOLDER

For the year ended October 31, 1995, the Common Stock of MuniVest Fund II, Inc. earned $0.845 per share income dividends, which included earned and unpaid dividends of $0.072. This represents a net annualized yield of 6.06%, based on a month-end net asset value of $13.93 per share. Over the same period, the total investment return on the Fund's Common Stock was +19.27%, based on a change in per share net asset value from $12.56 to $13.93, and assuming reinvestment of $0.846 per share income dividends.

For the six-month period ended October 31, 1995, the total investment return on the Fund's Common Stock was +7.97%, based on a change in per share net asset value from $13.36 to $13.93, and assuming reinvestment of $0.420 per share income dividends.

For the six-month period ended October 31, 1995, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 3.55%; Series B, 4.17%; and Series C, 3.98%.

The Environment
After losing momentum through the second calendar quarter of 1995, it now appears that the US economic expansion has resumed. Gross domestic product growth for the three months ended September 30 was reported to be 4.2%, higher than generally expected. September durable goods orders increased a surprisingly strong 3%, and existing home sales rose to a near-record level. At the same time, there is evidence that inflationary pressures remain subdued. Reflecting the trend of renewed economic growth--and continued good news on the inflation front--the Federal Reserve Board signaled no near-term shift in monetary policy following its September meeting. Thus, official interest rates may not be reduced further in the immediate future.

Another significant development has been the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

The Municipal Market
Tax-exempt bond yields continued to decline during the six-month period ended October 31, 1995. As measured by the Bond Buyer Revenue Bond Index, the yield on uninsured, long-term municipal revenue bonds fell 30 basis points (0.30%) to end the October period at approximately 6.00%. While tax-exempt bond yields have declined dramatically from their highs one year ago, municipal bond yields have exhibited considerable yield volatility on a weekly basis. In recent months, tax-exempt bond yields have fluctuated by as much as 20 basis points on a week-to-week basis. US Treasury bond yields have displayed similar volatility, but the extent of their decline has been greater. By the end of October, long-term US Treasury bond yields had declined almost 100 basis points to 6.33%. Proposed Federal tax restructuring continued to weigh heavily on the tax-exempt bond market. Thus far in 1995, US Treasury bond yields have declined approximately 150 basis points. Municipal bond yields have fallen approximately 95 basis points as the uncertainty surrounding any changes to the existing Federal income tax structure has prevented the municipal bond market from rallying as strongly as its taxable counterpart.

A general view of a moderately expanding domestic economy, supported by a very favorable inflationary environment, allowed interest rates to significantly decline from their recent highs in November 1994. However, this decline was not a smooth downward curve. Conflicting economic indicators were released during recent months that have prevented a clear consensus regarding the near-term direction of interest rates from being reached. The resultant uncertainty has promoted more of a saw-toothed pattern as interest rate declines were repeatedly interrupted by indications of stronger-than-expected economic growth. As these concerns were overcome by subsequent weaker economic releases, interest rate declines have resumed. These periods of volatility are likely to continue for the remainder of 1995, or until proposed Federal budget deficit reduction packages are resolved and any resultant responses by the Federal Reserve Board have occurred.

However, the municipal bond market's technical position remained supportive throughout recent quarters. Approximately $82 billion in long-term municipal securities were issued during the six months ended October 31, 1995. While this issuance is virtually identical to underwritings during the October 31, 1994 quarter, tax-exempt bond issuance over the last 12 months remained approximately 25% below comparable 1994 levels. The municipal bond market should maintain this positive technical position well into 1996. Annual issuance for 1995 is now projected to be approximately $140 billion, significantly less than last year's already low level of $162 billion. Projected maturities and early redemptions for the remainder of 1995 and throughout 1996 will lead to a continued decline in the total outstanding municipal bond supply throughout 1996, and, perhaps, into 1998 should new bond issuance remain at historically low levels.

Despite the municipal bond market's relative underperformance compared to the US Treasury market thus far in 1995, the extent of the tax-exempt bond market's rally was nonetheless quite impressive. Municipal bond yields have fallen 135 basis points from their highs reached in November 1994 and municipal bond prices rose accordingly. Most tax-exempt products recouped almost all of the losses incurred in 1994 and are well on their way to posting double-digit total returns for all of 1995. This relative underperformance so far in 1995 provided long-term investors with the rare opportunity to purchase tax-exempt securities at yield levels near those of taxable securities.

Additionally, many of the factors that led to the relative underperformance of the tax-exempt bond market thus far in 1995, namely investor concern regarding Federal budget deficit reductions and proposed changes in the Federal income tax structure, are nearing resolution. The Federal budget reconciliation process has already begun, and may be essentially completed by year-end. Recent public opinion polls suggest that the majority of American taxpayers prefer the existing Federal income tax system compared to proposed changes, such as the flat tax or national sales tax. In an upcoming election year, neither party is likely to advocate a clearly unpopular position, particularly one that can be expected to negatively impact the Federal budget deficit reduction program through reduced tax revenues. As these factors are resolved, we believe that much of the resistance that the municipal bond market met this year should dissipate. This should allow municipal bond yields to significantly decline from current levels in order to return to more normal historic yield relationships.

Portfolio Strategy
Over the past 12 months, the Fund's portfolio strategy and performance can be divided into two periods. From November through mid-December 1994, we believed that most of the rise in interest rates seen during the latter half of 1994 was unwarranted. Consequently, we maintained the Fund's earlier aggressive portfolio structure, causing the Fund to underperform market averages through late 1994. Beginning in mid-December 1994 and through October 31, 1995, the Fund's fiscal year-end, our positive outlook toward interest rates was rewarded as bond yields began a significant correction. Since their highs in November 1994, tax-exempt bond yields have fallen over 100 basis points and bond prices have risen accordingly. During this period, the Fund outperformed industry averages and recouped almost all of the losses it incurred in 1994.

Given the extent of the municipal bond market's recent rally, we adopted a more neutral outlook toward interest rates. The Fund's cash reserves will remain limited in order to enhance the Fund's current income, but no significant additional purchase of interest rate-sensitive securities will be made. The Fund's present structure will allow it to fully participate in any additional market improvement. Our primary focus will continue to seek to provide as high a level as possible of tax-exempt income.

Short-term tax-exempt interest rates traded in the 3.25%--4.00% range throughout most of the last six months. This scenario continued to generate significant beneficial impact upon the yield paid to the Fund's Common Stock shareholders. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline, and, as a result, reduce the yield of the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in MuniVest Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Vincent R. Giordano)
Vincent R. Giordano
Vice President

(Fred K. Stuebe)
Fred K. Stuebe
Portfolio Manager


December 4, 1995




We are pleased to announce that Fred K. Stuebe is responsible for the day-to-day management of MuniVest Fund II, Inc. Mr. Stuebe has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1989 as Vice President and Portfolio Manager in the Tax-Exempt Bond Department. Prior thereto, he was employed by Old Republic Insurance Company since 1984 as Vice President--Tax-Exempt Investments.



PROXY RESULTS
During the six-month period ended October 31, 1995, MuniVest Fund II, Inc.
Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on June 16, 1995. The description of each proposal and number of shares voted are as follows:

                                                                                           Shares Voted             Shares Voted
                                                                                                For              Without Authority
1. To elect the Fund's Board of Directors:                   Charles C. Reilly              18,639,817                628,841
                                                             Kevin A. Ryan                  18,643,317                625,341
                                                             Cynthia A. Montgomery          18,640,433                628,225
                                                             Arthur Zeikel                  18,644,522                624,136


                                                                              Shares Voted      Shares Voted        Shares Voted
                                                                                   For             Against             Abstain
2. To ratify the selection of Deloitte & Touche LLP as the
   Fund's independent auditors for the current fiscal year.                    18,591,743          288,116             388,799

During the six-month period ended October 31, 1995, MuniVest Fund II, Inc. Preferred Stock shareholders (Series A, B and C) voted on the following proposals. The proposals were approved at a special shareholders' meeting on June 16, 1995. The description of each proposal and number of shares voted are as follows:


                                                                                           Shares Voted             Shares Voted
                                                                                                For              Without Authority
1. To elect the Fund's Board of Directors: Ronald W. Forbes,
   Richard R. West, Charles C. Reilly, Kevin A. Ryan,
   Cynthia A. Montgomery and Arthur Zeikel as follows:       Series A                          1,320                      0
                                                             Series B                          1,399                      0
                                                             Series C                          1,121                    381

                                                                              Shares Voted      Shares Voted        Shares Voted
                                                                                   For             Against             Abstain
2. To ratify the selection of Deloitte & Touche LLP as the
   Fund's independent auditors for the current fiscal
   year as follows:                                          Series A             1,320                0                  0
                                                             Series B             1,319                0                 80
                                                             Series C             1,280              222                  0



Portfolio
Abbreviations

To simplify the listings of MuniVest Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
GO     General Obligation Bonds
HDA    Housing Development Authority
HFA    Housing Finance Agency
IDA    Industrial Development Authority
M/F    Multi-Family
PCR    Pollution Control Revenue Bonds
S/F    Single-Family
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                             (in Thousands)

STATE

S&P       Moody's      Face                                                                                                Value
Ratings   Ratings     Amount    Issue                                                                                    (Note 1a)
Alaska--3.3%
AA-       A1         $12,500    Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Sohio Pipeline), 7.125% due
                                12/01/2025                                                                                $ 13,623


Arizona--0.8%
A1+       P1             400    Maricopa County, Arizona, PCR, Refunding (Arizona Public Service Co.), VRDN, Series C,
                                4% due 5/01/2029 (a)                                                                           400
AAA       Aaa          2,315    Maricopa County, Arizona, School District No. 3, Refunding and Improvement Bonds
                                (Tempe Elementary School), UT, 7.50% due 7/01/2010 (c)                                       2,842


Arkansas--0.1%
NR*       P1             400    Crosset, Arkansas, PCR (Georgia-Pacific Corp. Project), VRDN, 3.90% due 10/01/2007 (a)         400


California--0.5%
A-        A            2,000    California State Public Works Board, Lease Revenue Bonds (Various Community College
                                Projects), 7% due 3/01/2014                                                                  2,177


Colorado--5.5%
NR*       Aa           4,445    Colorado HFA, S/F Program Revenue Bonds, AMT, Senior Series F, 8.625% due 6/01/2025 (h)      5,133
AA        Aa           4,785    Colorado Springs, Colorado, Utilities Revenue Bonds, Series C, 6.75% due 11/15/2021          5,264
                                Denver, Colorado, City and County Airport Revenue Bonds:
BBB       Baa          7,500     AMT, Series C, 6.75% due 11/15/2022                                                         7,570
AAA       Aaa          4,350     Series A, 7.25% due 11/15/2025 (d)                                                          4,906


Delaware--0.6%
AAA       Aaa          2,250    Delaware Transportation Authority, Transportation System Revenue Bonds, Senior Series,
                                7% due 7/01/2014 (c)                                                                         2,530


District of Columbia--0.1%
A1+       VMIG1++        500    District of Columbia, General Fund Recovery Revenue Bonds, VRDN, UT, Series B, 4.30% due
                                6/01/2003 (a)                                                                                  500


Florida--0.9%
BBB       Baa1         3,655    Escambia County, Florida, PCR (Champion International Corp. Project), AMT, 6.90% due
                                8/01/2022                                                                                    3,809

Georgia--7.0%
                                Georgia Municipal Electric Authority, Special Obligation Revenue Bonds:
A         A            6,000     (3rd Crossover Series), 6.60% due 1/01/2018                                                 6,453
A         A            1,250     (4th Crossover Series), Project One, 6.50% due 1/01/2020                                    1,332
A+        A           11,035     (5th Crossover Series), Project One, 6.50% due 1/01/2017                                   11,733
                                Georgia State, GO, Series F:
AA+       Aaa          5,000     6.50% due 12/01/2006                                                                        5,705
AA+       Aaa          3,150     6.50% due 12/01/2007                                                                        3,590


Idaho--0.6%
NR*       Aaa          2,500    Idaho Housing Agency, S/F Mortgage Revenue Bonds, AMT, Series E-2, 6.90% due 1/01/2027       2,599


Illinois--12.8%
AA-       Aa3          4,000    Chicago, Illinois, Gas Supply Revenue Bonds (People's Gas), Series A, 6.875% due
                                3/01/2015                                                                                    4,309
                                Illinois HDA, M/F Program Revenue Bonds:
A+        A1           9,360     Refunding, Series A, 7.375% due 7/01/2017                                                  10,171
A+        A1           6,500     Series 5, 6.75% due 9/01/2023                                                               6,655
A+        Aa           2,550    Illinois HDA, Residential Mortgage Revenue Bonds, AMT, 6.874% due 2/01/2018                  2,656
                                Illinois Health Facilities Authority Revenue Bonds:
NR*       Baa1         3,235     (Holy Cross Hospital Project), 6.75% due 3/01/2024                                          3,237
A+        A1           3,350     Refunding (OSF Healthcare System), 6% due 11/15/2023                                        3,257
                                Illinois Regional Transportation Authority, Revenue Bonds:
AAA       Aaa          4,815     Series A, 6.50% due 6/01/2015 (b)                                                           5,100
AAA       Aaa          1,500     Series A, 7.20% due 11/01/2020 (b)                                                          1,800
AAA       Aaa          7,000     Series A, 6.70% due 11/01/2021 (c)                                                          7,954
AAA       Aaa          2,500     UT, Series C, 7.75% due 6/01/2020 (c)                                                       3,177
AAA       Aaa          1,000     UT, Series C, 7.10% due 6/01/2025 (c)                                                       1,119
AAA       A1           3,500    Illinois State Sales Tax Revenue Bonds, Series O, 6.50% due 6/15/2013                        3,711


Indiana--13.9%
                                Indiana Bond Bank Revenue Bonds (State Revolving Fund Program), Series A:
A         NR*          2,750     6.875% due 2/01/2012                                                                        2,957
A         NR*          5,750     6.75% due 2/01/2017                                                                         6,152
NR*       Aaa          7,350    Indiana State HFA, S/F Mortgage Revenue Refunding Bonds, Series A, 6.80% due 1/01/2017       7,631
AAA       Aaa          2,050    Indiana State Toll Road Commission, Toll Road Revenue Bonds (East-West Toll Road), 9%
                                due 1/01/2015 (e)                                                                            2,756
A         A            1,915    Indiana Transportation Finance Authority, Airport Facilities Lease Revenue Bonds (United
                                Air), Series A, 6.75% due 11/01/2011                                                         2,021
                                Indiana Transportation Finance Authority, Highway Revenue Bonds, Series A:
A+        A1           2,000     7.25% due 6/01/2015                                                                         2,359
A+        A1           3,775     6.80% due 12/01/2016                                                                        4,229
                                Indianapolis, Indiana, Local Public Improvement Bond Bank Revenue Bonds:
A+        NR*          8,750     Refunding, Series D, 6.75% due 2/01/2014                                                    9,640
A+        NR*         11,800     Refunding, Series D, 6.75% due 2/01/2020                                                   12,592
NR*       A1           2,365     Series C, 6.70% due 1/01/2017                                                               2,491
A1        Aaa            100    Rockport, Indiana, PCR, Refunding (AEP Generating Co. Project), VRDN, Series A, 3.90%
                                due 7/01/2025 (a) (b)                                                                          100
AAA       Aaa          3,770    South Newton, Indiana, First Mortgage Revenue Bonds (School Building Corp.), UT, 7% due
                                1/15/2017 (d)                                                                                4,217

Louisiana--1.0%
A-        A3           2,000    De Soto Parish, Louisiana, Environmental Improvement, Revenue Refunding Bonds
                                (International Paper Co. Project), AMT, Series B, 6.55% due 4/01/2019                        2,051
NR*       Baa2         2,000    Lake Charles, Louisiana, Harbor and Terminal District, Port Facilities Revenue Refunding
                                Bonds (Trunkline Long Co. Project), 7.75% due 8/15/2022                                      2,254


Maine--1.7%
AA-       A1           6,790    Maine State Housing Authority, Mortgage Purchase Revenue Bonds, AMT, Series C-2, 6.875%
                                due 11/15/2023                                                                               7,024


Maryland--0.8%
NR*       VMIG1++      1,900    Maryland State Energy Financing Administration, Limited Obligation Revenue Bonds
                                (Baltimore Ferst Project), VRDN, AMT, 4.05% due 7/01/2011 (a)                                1,900
AAA       Aaa          1,000    Maryland State Health and Higher Educational Facilities Authority Revenue Bonds
                                (University of Maryland Medical Systems), Series B, 7% due 7/01/2022 (c)                     1,182



SCHEDULE OF INVESTMENTS (continued)                                                                                 (in Thousands)

STATE

S&P       Moody's      Face                                                                                                Value
Ratings   Ratings     Amount    Issue                                                                                    (Note 1a)
Massachusetts--3.4%
AAA       Aaa        $ 1,000    Massachusetts State HFA, Residential Development Revenue Bonds, Series C, 6.90% due
                                11/15/2021 (f)                                                                            $  1,051
A+        A1           1,000    Massachusetts State Revenue Refunding Bonds (College Building Authority Project),
                                Series A, 7.50% due 5/01/2011                                                                1,204
                                Massachusetts State Water Resource Authority Revenue Bonds:
A         A            5,000     Refunding, Series B, 5.50% due 11/01/2015                                                   4,835
A         A            6,000     Series A, 6.50% due 7/15/2019                                                               6,594

Michigan--7.6%
AAA       Aaa          2,500    Detroit, Michigan, Sewage Disposal Revenue Bonds, 6.625% due 7/01/2021 (c)                   2,682
BBB       Baa1         3,500    Dickinson County, Michigan, Economic Development Corp., Solid Waste Disposal Revenue
                                Refunding Bonds (Champion International), 6.55% due 3/01/2007                                3,650
AA        A1           1,250    Michigan Municipal Bond Authority, Revenue Refunding Bonds (Local Government--Qualified
                                School), Series A, 6.50% due 5/01/2016                                                       1,327
A+        NR*          3,000    Michigan State HDA, Rental Housing Revenue Refunding Bonds, Series A, 6.65%
                                due 4/01/2023                                                                                3,077
                                Michigan State HDA, S/F Mortgage Revenue Bonds:
AA+       NR*          3,715     Refunding, AMT, Series D, 6.85% due 6/01/2026                                               3,849
AA+       NR*          4,885     Series A, 6.875% due 6/01/2023                                                              5,102
A         A            3,500    Michigan State Hospital Finance Authority, Revenue Refunding Bonds (Detroit Medical
                                Center Obligation Group), Series A, 6.50% due 8/15/2018                                      3,553
A+        A1           2,500    Michigan State Strategic Fund, Limited Obligation Revenue Bonds (Ford Motor Co. Project),
                                AMT, Series A, 6.55% due 10/01/2022                                                          2,578
NR*       P1             700    Michigan State Strategic Fund, PCR, Refunding (Consumers Power Project), VRDN, Series A,
                                3.90% due 4/15/2018 (a)                                                                        700
AAA       Aaa          2,000    Muskegon County, Michigan, Public Schools Revenue Bonds, 5.25% due 5/01/2016 (c)             1,904
AA-       Aa           2,585    Royal Oak, Michigan, Hospital Finance Authority, Revenue Refunding Bonds (Beaumont
                                Properties, Inc.), Series E, 6.625% due 1/01/2019                                            2,701


Minnesota--2.3%
AA-       A1             200    Minneapolis, Minnesota, Community Development Agency, PCR (Collateral--Northern System
                                Power Co. Project), VRDN, 4% due 3/01/2011 (a)                                                 200
                                Minnesota State HFA, S/F Mortgage Revenue Bonds:
AA        Aa           2,750     AMT, Series L, 6.70% due 7/01/2020                                                          2,831
AA        Aa           3,960     AMT, Series M, 6.70% due 7/01/2026                                                          4,077
AA+       Aa           2,500    Series E, 6.80% due 7/01/2025                                                                2,640


Mississippi--0.8%
AA-       Aa           3,000    Mississippi State, Revenue Refunding Bonds, Series B, 5.70% due 11/15/2006                   3,205


Nebraska--0.6%
AAA       Aaa          2,200    Lancaster County, Nebraska, Hospital Authority No. 1, Hospital Revenue Bonds (Bryan
                                Memorial Hospital Project), 6.70% due 6/01/2022 (d)                                          2,349


Nevada--4.7%
AAA       Aaa          4,055    Clark County, Nevada, Sanitation District, Series A, 6.70% due 7/01/2002 (i)                 4,581
AAA       Aaa          2,500    Clark County, Nevada, School District Revenue Bonds, 6.75% due 6/15/2015 (c)                 2,729
AAA       Aaa          1,500    Nevada State Housing Division Revenue Bonds (S/F Program), AMT, Series E, 7% due
                                10/01/2019                                                                                   1,570
                                Nevada State Revenue Bonds (Colorado River Commission--Hoover):
AA        Aa           1,825     6.50% due 7/01/2014                                                                         1,946
AA        Aa           5,430     Refunding, 6.60% due 10/01/2016                                                             5,771
AAA       Aaa          2,500    Washoe County, Nevada, Gas Facilities Revenue Bonds (Sierra Pacific Power Co.), AMT,
                                6.65% due 12/01/2017 (b)                                                                     2,668


New Jersey--2.0%
AAA       Aaa          3,443    Morris County, New Jersey, Revenue Refunding Bonds, UT, 6% due 7/15/2004                     3,780
AAA       Aaa          4,435    New Jersey State Housing and Mortgage Finance Agency Revenue Bonds (Home Buyer), AMT,
                                Series M, 6.95% due 10/01/2022 (d)                                                           4,689


New Mexico--0.0%
A1+       P1             100    Farmington, New Mexico, PCR (Arizona Public Service Co.), VRDN, AMT, Series C, 4.05%
                                due 9/01/2024 (a)                                                                              100

New York--7.1%
                                New York City, New York, GO, UT, Series B:
BBB+      Baa1         2,425     7% due 6/01/2016                                                                            2,548
BBB+      Baa1         5,000     Sub-Series B-1, 7% due 8/15/2016                                                            5,318
BBB+      Baa1         4,000     Sub-Series B-1, 7.25% due 8/15/2019                                                         4,350
                                New York City, New York, Municipal Water Finance Authority, Water and Sewer System
                                Revenue Bonds, Series C (i):
A-        Aaa          1,900     7.375% due 6/15/2001                                                                        2,203
A-        Aaa          2,500     7.75% due 6/15/2001                                                                         2,945
                                New York State Local Government Assistance Corporation Revenue Bonds:
A         A            5,000     Refunding, Series B, 5.50% due 4/01/2021                                                    4,808
A         Aaa          5,000     Series A, 7.125% due 4/01/2002 (i)                                                          5,806
AAA       Aaa          1,150     Series C, 7% due 4/01/2001 (i)                                                              1,312


Ohio--0.4%
AAA       Aaa          1,500    Cleveland, Ohio, Water Works, Revenue Refunding Bonds (First Mortgage), Series F-92B,
                                6.50% due 1/01/2011 (b)                                                                      1,618


Pennsylvania--1.8%
AA        Aa           1,250    Pennsylvania HFA, S/F Mortgage Revenue Bonds, AMT, Series 43, 7.40% due 10/01/2014           1,344
BBB+      NR*          6,340    Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities Authority, Revenue
                                Refunding Bonds (Philadelphia Mental Retardation Project), 6.20% due 8/01/2011               6,371


South Carolina--1.4%
A-        A1           3,000    Richland County, South Carolina, Solid Waste Disposal Facilities Revenue Bonds (Union
                                Camp Corp. Project), AMT, Series B, 7.125% due 9/01/2021                                     3,205
NR*       Aa           1,000    South Carolina State Housing Finance and Development Authority, Mortgage Revenue Bonds,
                                AMT, Series A, 6.70% due 7/01/2027 (h)                                                       1,027
AAA       Aaa          1,000    South Carolina State, Public Service Authority, Revenue Refunding Bonds (Santee Cooper),
                                Series B, 7.10% due 7/01/2001 (i)                                                            1,147


Texas--3.8%
AAA       Aaa          1,000    Bedford, Texas, Hurst Euless Independent School District, Revenue Refunding Bonds, UT,
                                6.50% due 8/15/2024                                                                          1,055
                                Harris County, Texas, Health Facilities Development Corporation, Hospital Revenue Bonds,
                                Series A:
A-        A            1,500     (Memorial Hospital System Project), 6.60% due 6/01/2014                                     1,544
A-        A            1,500     (Memorial Hospital System Project), 6.625% due 6/01/2024                                    1,554
AA        Aa           2,500     (Saint Luke's Episcopal Hospital Project), 6.625% due 2/15/2012                             2,612
AA        Aa           8,000    North Central, Texas, Health Facilities Development Corporation Revenue Bonds (Baylor
                                University Medical Center), Series A, 6.85% due 5/15/2016                                    8,457

SCHEDULE OF INVESTMENTS (concluded)                                                                                 (in Thousands)

STATE

S&P       Moody's      Face                                                                                                Value
Ratings   Ratings     Amount    Issue                                                                                    (Note 1a)
Virginia--4.0%
A-        A1         $ 3,115    Isle Wight County, Virginia, IDA, Solid Waste Disposal Facilities Revenue Bonds
                                (Union Camp Corp. Project), AMT, 6.55% due 4/01/2024                                      $  3,236
                                Virginia State HDA, Commonwealth Mortgage Revenue Bonds:
AA+       Aa1          2,000     AMT, Series B, Sub-Series B-2, 6.85% due 1/01/2027                                          2,058
AA+       Aa1          2,500     AMT, Series G, Sub-Series G-2, 6.65% due 1/01/2019                                          2,551
AA+       Aa1          2,000     Series B, Sub-Series B-5, 6.90% due 7/01/2013                                               2,083
AA+       Aa1          5,100     Series H, 6.85% due 7/01/2014                                                               5,376
AAA       Aaa          1,000    Virginia State Transportation Revenue Refunding Bonds, UT, Series A, 4.90% due 7/01/2004     1,023


Washington--5.0%
AAA       NR*          2,395    Washington State Housing Finance Commission, S/F Mortgage Revenue Refunding Bonds,
                                Series D, 6.95% due 7/01/2017 (f) (g)                                                        2,513
                                Washington State Public Power Supply System, Revenue Refunding Bonds:
AA        Aa           4,950     (Nuclear Project No. 1), Series B, 7.25% due 7/01/2009                                      5,595
AA        Aa           5,000     (Nuclear Project No. 1), Series B, 7.125% due 7/01/2016                                     5,641
AAA       Aa           4,000     (Nuclear Project No. 2), Series C, 7.625% due 1/01/2001 (i)                                 4,644
AAA       Aaa          1,900     (Nuclear Project No. 3), Series B, 7.125% due 7/01/2016 (d)                                 2,244


Wisconsin--1.1%
NR*       A            2,000    Wisconsin State Health and Educational Facilities Authority, Revenue Refunding Bonds
                                (Saint Claire Hospital Project), 7% due 2/15/2011                                            2,098
AA        Aa           2,250    Wisconsin State Housing and Economic Development Authority, Home Ownership Revenue
                                Bonds, AMT, Series D, 6.65% due 7/01/2025                                                    2,295


Wyoming--3.1%
BBB       Baa2         5,000    Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds (FMC Corp. Project),
                                AMT, Series B, 6.90% due 9/01/2024                                                           5,138
                                Wyoming Community Development Authority, S/F Mortgage Revenue Bonds:
AA        Aa           1,500     AMT, Series H, 7.10% due 6/01/2012                                                          1,613
AA        Aa           5,885     Series B, 6.70% due 6/01/2017                                                               6,157


Total Investments (Cost--$387,708)--98.7%                                                                                  406,700

Other Assets Less Liabilities--1.3%                                                                                          5,530
                                                                                                                          --------
Net Assets--100.0%                                                                                                        $412,230
                                                                                                                          ========


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1995.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)Escrowed to Maturity.
(f)FNMA Collateralized.
(g)GNMA Collateralized.
(h)FHA Insured.
(i)Prerefunded.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte and Touche LLP.

See Notes to Financial Statements.



STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
               As of October 31, 1995
Assets:        Investments, at value (identified cost--$387,707,843) (Note 1a)                                       $406,699,759
               Cash                                                                                                        31,582
               Interest receivable                                                                                      8,024,658
               Deferred organization expenses (Note 1e)                                                                    19,937
               Prepaid expenses and other assets                                                                           19,597
                                                                                                                     ------------
               Total assets                                                                                           414,795,533
                                                                                                                     ------------

Liabilities:   Payables:
                  Securities purchased                                                             $  1,907,412
                  Dividends to shareholders (Note 1f)                                                   428,149
                  Investment adviser (Note 2)                                                           168,855         2,504,416
                                                                                                   ------------
               Accrued expenses and other liabilities                                                                      60,696
                                                                                                                     ------------
               Total liabilities                                                                                        2,565,112
                                                                                                                     ------------

Net Assets:    Net assets                                                                                            $412,230,421
                                                                                                                     ============

Capital:       Capital Stock (200,000,000 shares authorized) (Note 4):
                  Preferred Stock, par value $.10 per share (5,400 shares of AMPS* issued and
                  outstanding at $25,000 per share liquidation preference)                                           $135,000,000
                  Common Stock, par value $.10 per share (19,907,055 shares issued
                  and outstanding)                                                                 $  1,990,705
               Paid-in capital in excess of par                                                     277,543,484
               Undistributed investment income--net                                                   2,349,837
               Accumulated realized capital losses on investments--net (Note 5)                     (23,645,521)
               Unrealized appreciation on investments--net                                           18,991,916
                                                                                                   ------------
               Total--Equivalent to $13.93 net asset value per share of Common Stock
               (market price--$12.125)                                                                                277,230,421
                                                                                                                     ------------
               Total capital                                                                                         $412,230,421
                                                                                                                     ============

              *Auction Market Preferred Stock.

               See Notes to Financial Statements.


STATEMENT OF OPERATIONS
               For the Year Ended October 31, 1995

Investment     Interest and amortization of premium and discount earned                                              $ 24,847,172
Income
(Note 1d):

Expenses:      Investment advisory fees (Note 2)                                                   $  1,995,373
               Commission fees (Note 4)                                                                 348,789
               Accounting services (Note 2)                                                              71,284
               Professional fees                                                                         69,363
               Transfer agent fees                                                                       68,765
               Printing and shareholder reports                                                          51,295
               Custodian fees                                                                            31,308
               Listing fees                                                                              24,510
               Directors' fees and expenses                                                              24,338
               Pricing fees                                                                              15,919
               Amortization of organization expenses (Note 1e)                                            8,288
               Other                                                                                     25,400
                                                                                                   ------------
               Total expenses                                                                                           2,734,632
                                                                                                                     ------------
               Investment income--net                                                                                  22,112,540
                                                                                                                     ------------

Realized &     Realized loss on investments--net                                                                      (17,641,284)
Unrealized     Change in unrealized appreciation/depreciation on investments--net                                      44,786,134
Gain (Loss)                                                                                                          ------------
on Invest-     Net Increase in Net Assets Resulting from Operations                                                  $ 49,257,390
ments--Net                                                                                                           ============
(Notes 1b,
1d & 3):

               See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                   For the Year Ended October 31,
               Increase (Decrease) in Net Assets:                                                     1995               1994
Operations:    Investment income--net                                                              $ 22,112,540      $ 21,439,599
               Realized loss on investments--net                                                    (17,641,284)       (6,004,219)
               Change in unrealized appreciation/depreciation on investments--net                    44,786,134       (44,336,422)
                                                                                                   ------------      ------------
               Net increase (decrease) in net assets from operations                                 49,257,390       (28,901,042)
                                                                                                   ------------      ------------

Dividends &    Investment income--net:
Distributions     Common Stock                                                                      (16,834,919)      (17,256,192)
to Share-         Preferred Stock                                                                    (5,271,525)       (3,546,657)
holders        Realized gain on investments--net:
(Note 1f):        Common Stock                                                                               --        (1,493,468)
                  Preferred Stock                                                                            --          (238,878)
                                                                                                   ------------      ------------
               Net decrease in net assets resulting from dividends and distributions to
               shareholders                                                                         (22,106,444)      (22,535,195)
                                                                                                   ------------      ------------

Capital        Offering and underwriting costs resulting from the issuance of Preferred Stock                --             8,817
Stock                                                                                              ------------      ------------
Transactions   Net increase in net assets derived from capital stock transactions                            --             8,817
(Notes                                                                                             ------------      ------------
1e & 4):

Net Assets:    Total increase (decrease) in net assets                                               27,150,946       (51,427,420)
               Beginning of year                                                                    385,079,475       436,506,895
                                                                                                   ------------      ------------
               End of year*                                                                        $412,230,421      $385,079,475
                                                                                                   ============      ============

              *Undistributed investment income--net                                                $  2,349,837      $  2,343,741
                                                                                                   ============      ============

               See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
               The following per share data and ratios have been derived
               from information provided in the financial statements.                        For the Year         For the Period
                                                                                           Ended October 31,    Mar. 29, 1993++ to
               Increase (Decrease) in Net Asset Value:                                    1995           1994      Oct. 31, 1993
Per Share      Net asset value, beginning of period                                    $     12.56    $     15.15    $     14.18
Operating                                                                              -----------    -----------    -----------
Performance:   Investment income--net                                                         1.11           1.08            .62
               Realized and unrealized gain (loss) on investments--net                        1.37          (2.53)          1.02
                                                                                       -----------    -----------    -----------
               Total from investment operations                                               2.48          (1.45)          1.64
                                                                                       -----------    -----------    -----------
               Less dividends and distributions to Common Stock shareholders:
                  Investment income--net                                                      (.85)          (.87)          (.45)
                  Realized gain on investments--net                                             --           (.08)            --
                                                                                       -----------    -----------    -----------
               Total dividends and distributions to Common Stock shareholders                 (.85)          (.95)          (.45)
                                                                                       -----------    -----------    -----------
               Capital charge resulting from issuance of Common Stock                           --             --           (.02)
                                                                                       -----------    -----------    -----------
               Effect of Preferred Stock activity:++++
                  Dividends and distributions to Preferred Stock shareholders:
                     Investment income--net                                                   (.26)          (.18)          (.09)
                     Realized gain on investments--net                                          --           (.01)            --
                  Capital charge resulting from issuance of Preferred Stock                     --             --           (.11)
                                                                                       -----------    -----------    -----------
               Total effect of Preferred Stock activity                                       (.26)          (.19)          (.20)
                                                                                       -----------    -----------    -----------
               Net asset value, end of period                                          $     13.93    $     12.56    $     15.15
                                                                                       ===========    ===========    ===========
               Market price per share, end of period                                   $    12.125    $    10.375    $    14.625
                                                                                       ===========    ===========    ===========

Total          Based on market price per share                                              25.68%        (23.56%)          .53%+++
Investment                                                                             ===========    ===========    ===========
Return:**      Based on net asset value per share                                           19.27%        (10.67%)        10.16%+++
                                                                                       ===========    ===========    ===========

Ratios to      Expenses, net of reimbursement                                                 .69%           .68%           .35%*
Average                                                                                ===========    ===========    ===========
Net Assets:*** Expenses                                                                       .69%           .68%           .49%*
                                                                                       ===========    ===========    ===========
               Investment income--net                                                        5.55%          5.17%          5.17%*
                                                                                       ===========    ===========    ===========

Supplemental   Net assets, net of Preferred Stock, end of period (in thousands)        $   277,230    $   250,079    $   301,507
Data:                                                                                  ===========    ===========    ===========
               Preferred Stock outstanding, end of period (in thousands)               $   135,000    $   135,000    $   135,000
                                                                                       ===========    ===========    ===========
               Portfolio turnover                                                           95.62%        114.56%         25.00%
                                                                                       ===========    ===========    ===========

Dividends Per  Series A--Investment income--net                                        $       967    $       644    $       292
Share on       Series B--Investment income--net                                                891            693            352
Preferred      Series C--Investment income--net                                              1,070            634            302
Stock
Outstanding:++++++

              *Annualized.
             **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
            ***Do not reflect the effect of dividends to Preferred Stock shareholders.
             ++Commencement of Operations.
           ++++The Fund's Preferred Stock was issued on April 26, 1993.
         ++++++Dividends per share have been adjusted to reflect a two-for-one stock split.
            +++Aggregate total investment return.

               See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniVest Fund II, Inc. (the "Fund") is registered under the Investment
Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period. Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), and/or ML
& Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995 were $341,010,438 and $331,780,847, respectively.

Net realized and unrealized gains (losses) as of October 31, 1995 were as follows:


                                          Realized               Unrealized
                                           Losses                  Gains

Long-term investments                  $(11,642,937)            $ 18,991,916
Short-term investments                      (40,836)                      --
Financial futures contracts              (5,957,511)                      --
                                       ------------             ------------
Total                                  $(17,641,284)            $ 18,991,916
                                       ============             ============


As of October 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $18,991,916, of which $19,010,698 related to appreciated securities and $18,782 related to depreciated securities. The aggregate cost of investments at October 31, 1995 for Federal income tax purposes was $387,707,843.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
For the year ended October 31, 1995, shares issued and outstanding remained constant at 19,907,055. At October 31, 1995, total paid-in capital amounted to $279,534,189.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1995 were as follows: Series A, 3.788%; Series B, 3.65%; and Series C, 3.75%.

A two-for-one stock split occurred on December 1, 1994. As a result, as of October 31, 1995, there were 5,400 AMPS authorized, issued and outstanding with a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends of $147,372.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1995, MLPF&S, an affiliate of FAM, earned $196,617 as commissions.

5. Capital Loss Carryforward:
At October 31, 1995, the Fund had a capital loss carryforward of approximately $20,052,000, of which $6,004,000 expires in 2002 and $14,048,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 13, 1995, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $0.072264 per share, payable on November 29, 1995 to shareholders of record as of November 24, 1995.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders,
MuniVest Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniVest Fund II, Inc. as of October 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, and for the period March 29, 1993 (commencement of operations) to October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniVest Fund II, Inc. as of October 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 4, 1995
</AUDIT-REPORT>




IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by MuniVest Fund II, Inc. during its taxable year ended October 31, 1995, qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.


PER SHARE INFORMATION (unaudited)

Per Share
Selected Quarterly
Financial Data*
                                                  Net      Realized    Unrealized              Dividends/Distributions
                                              Investment     Gains        Gains     Net Investment Income        Capital Gains
For the Quarter                                 Income     (Losses)     (Losses)     Common     Preferred     Common     Preferred
November 1, 1993 to January 31, 1994             $.28       $ .10        $  .10       $.22         $.05        $.08          --
February 1, 1994 to April 30, 1994                .27         .08         (1.88)       .22          .04         --           --
May 1, 1994 to July 31, 1994                      .26        (.12)          .41        .22          .04         .08         $.01
August 1, 1994 to October 31, 1994                .27        (.37)         (.85)       .21          .05         --           --
November 1, 1994 to January 31, 1995              .28        (.64)          .95        .22          .07         --           --
February 1, 1995 to April 30, 1995                .27        (.18)          .68        .21          .06         --           --
May 1, 1995 to July 31, 1995                      .28        (.02)          .32        .21          .07         --           --
August 1, 1995 to October 31, 1995                .28        (.05)          .31        .21          .06         --           --

                                                         Net Asset Value                  Market Price**
For the Quarter                                        High            Low              High            Low              Volume***
November 1, 1993 to January 31, 1994                  $15.27         $14.67            $14.75         $13.375             2,643
February 1, 1994 to April 30, 1994                     15.23          12.80             14.50          11.875             2,175
May 1, 1994 to July 31, 1994                           14.15          13.15             12.625         11.875             1,966
August 1, 1994 to October 31, 1994                     13.79          12.56             12.375         10.50              4,443
November 1, 1994 to January 31, 1995                   12.87          11.51             11.25           9.625             5,533
February 1, 1995 to April 30, 1995                     13.66          12.89             11.875         11.125             2,714
May 1, 1995 to July 31, 1995                           14.18          13.33             12.25          11.50              1,994
August 1, 1995 to October 31, 1995                     14.02          13.42             12.25          11.50              2,053


  *Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
 **As reported in the consolidated transaction reporting system.
***In thousands.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, New York 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

NYSE Symbol
MVT